SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 8, 1997



                       JAMES RIVER CORPORATION OF VIRGINIA
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


        1-7911                                       54-0848173
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(Commission File Number)                   (IRS Employer Identification Number)


                  120 Tredegar Street, Richmond, Virginia 23219
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code        (804) 644-5411
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Item 5.   Other Events.

     Included in this filing is James River Corporation of Virginia ("James River" or the "Company") unaudited pro forma condensed combined financial information prepared in connection with the proposed merger of James River and Fort Howard Corporation ("Fort Howard"). The proposed merger is pursuant to an Agreement and Plan of Merger, dated as of May 4, 1997, by and among James River, James River Delaware, Inc. (a wholly-owned subsidiary of James River and Fort Howard) (the "Merger"). The unaudited pro forma financial information contains the condensed combined results of operations of James River and Fort Howard for the six months (26 weeks) ended June 29, 1997, and June 30, 1996, as well as a condensed combined balance sheet as of June 29, 1997. A copy of the unaudited pro forma condensed combined financial information is filed herewith as Exhibit 99.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits:

            99 Unaudited pro forma  condensed  combined  financial
               information - filed herewith

                                                    SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JAMES RIVER CORPORATION OF VIRGINIA



                                     By:/s/Clifford A. Cutchins, IV
                                           Clifford A. Cutchins, IV
                                        Senior Vice President, General Counsel


Date:    August  8, 1997